                                                                   EXHIBIT 10.34

                                LEGAL DEPARTMENT
                       JTC(LG)3729/1220 PT 1 VOL 5/SY/ZMY




                         FIRST SUPPLEMENTARY AGREEMENT


                                    BETWEEN


                            JURONG TOWN CORPORATION


                                      AND


                         SINGAPORE TECHNOLOGIES PTE LTD



                                  RELATING TO:
                        PRIVATE LOTS A12787(b) MUKIM 13
                         IN WOODLANDS INDUSTRIAL PARK D

                         FIRST SUPPLEMENTARY AGREEMENT
              PRIVATE LOT A12787(b) IN WOODLANDS INDUSTRIAL PARK D

     THIS AGREEMENT is made the 7th day of October 1998 BETWEEN the JURONG TOWN CORPORATION a body corporate incorporated under the Jurong Town Corporation Act and having its Head Office at Jurong Town Hall, Jurong Town Hall Road, Singapore 609431 (hereinafter called "the Owner") of the one part and SINGAPORE TECHNOLOGIES PTE LTD a company incorporated in Singapore and having its registered office at

                     83 Science Park, #01-01/02 The Curie,

                    Singapore Science Park, Singapore 118258

(hereinafter called "the Licensee") of the other part.

     WHEREAS :

(A) By a Building Agreement dated 17 February 1998 (hereinafter called "the Principal Agreement") made between the same parties as the parties herein and in the same order under which the Owner granted to the Licensee the licence and authority to enter upon all that piece of land known as Private Lot A12787(b) as shown edged on the plan annexed to the Principal Agreement (hereinafter called "the property") for the purpose and upon the terms and conditions set out therein.

(B) By its letters dated the 20th and 29th day of June 1998, the Owner has agreed to revise the amount of liquidated damages payable upon premature termination or re-entry of the property as contained in the Principal Agreement.

(C)  This Agreement is supplemental to the Principal Agreement.

     IT IS HEREBY AGREED to vary the Principal Agreement as follows:

1    That Clause 3(a) appearing at page 9 contained in the form of Lease in the
First Schedule of the Principal Agreement shall be deleted and is hereby substituted therefor as follows:-

     "3(e) Subject to clause 3(f) hereinafter appearing in the event that premature termination shall occur at any time within eight (8) years from the commencement of the said term of lease herein created or if the Lessor shall at any time within the said eight (8) years exercise its right of re-entry under clause 3(c) of ML I/30809F then in addition to rent, interest, property tax and other sums payable by the Lessee to the date of premature termination or re-entry as the case may be, liquidated damages for a proportionate amount of the sum of $17.7 million in the same proportion as the land area of the portion of the demised premises subject to premature termination or re-entry (as the case may be) bears in relation to the total land area of Private Lots A12787, A12787(a) and A12787(b) together ("the said sum") shall be payable and paid by the Lessee to the Lessor and it is acknowledged and agreed by the Lessee that the said sum shall constitute liquidated damages and shall not be considered under any circumstances as a penalty."

     SAVE as herein varied the Principal Agreement shall remain in full force and effect in all respects.

     IN WITNESS WHEREOF the parties hereto have set their hands and/or seals the day and year first above written.


SIGNED on behalf of                )
                                   )
JURONG TOWN CORPORATION            )
                                   )
By:                                )         /s/ GOH TIEN JIN
     GOH TIEN JIN                  )
     Director                      )
     CUSTOMER SERVICES GROUP       )
                                   )
in the presence of:                )

                                  /s/ SARA YIK
                          ----------------------------
                                    SARA YIK



The Common Seal of                 )
                                   )
SINGAPORE TECHNOLOGIES PTE LTD     )
                                   )
was hereunto affixed               )       [SEAL]
                                   )
in the presence of:                )
                                   )


               Signature:   /s/ HO CHING
                         ------------------------------
               Name:          HO CHING (MS)
               Designation:   Director/President & CEO


               Signature:   /s/ CHUA SU LI
                         ------------------------------
               Name:          CHUA SU LI (MRS)
               Designation:   Company Secretary

     I, CHIA CHOON YANG, an Advocate and Solicitor of the Supreme Court of Singapore hereby certify that on the 7th day of October 1998 the Common seal of SINGAPORE TECHNOLOGIES PTE LTD was duly affixed to the within written instrument at Singapore in my presence in accordance with the regulations of the said Company which regulations have been produced and shown to me.

     WITNESS my hand this 7th day of October 1998:


                                                   /s/ CHIA CHOON YANG
                                             --------------------------------
                                                  Advocate and Solicitor
                                                        Singapore
                                                     Chia Choon Yang